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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Grand Casinos, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 33-54188, 33-82936, and 33-97364.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada,
March 26, 1997